Exhibit  99.2
                                                                  -------------
                                                         OMB Number:  3235-0569
                                                    Expires:   January 31, 2003


  STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Jeffrey R. Leeds, Executive Vice President and Chief Financial Officer of GreenPoint Financial Corp., state and attest that:


         (1) To the best of my knowledge, based upon a review of the covered reports of GreenPoint Financial Corp., and, except as corrected or supplemented in a subsequent covered report:


              * no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

              * no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Audit Committee of the GreenPoint Financial Corp. Board of Directors.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":


             * GreenPoint Financial Corp.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2001 filed with the Commission on March 29, 2002;

             * all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of GreenPoint Financial Corp. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

             *        any amendments to any of the foregoing.



         /s/ Jeffrey R. Leeds                     Subscribed and sworn to
         -----------------------------------      before me this 9th day of
         Jeffrey R. Leeds                         August 2002.
         Executive Vice President and
         Chief Financial Officer
         GreenPoint Financial Corp.               /s/ Andy Occhino
         August 9, 2002                           ------------------
                                                  Notary Public
                                                  My Commission Expires: 8/18/02